SECURITY CAPITAL PACIFIC TRUST


                                 July 12, 1996

VIA FACSIMILE

Redwood Shores Apartment Associates, Ltd.
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road, Suite A-200
Bannockburn, Illinois  60015

Attention:  Ilona Adams

     Re:  SECURITY CAPITAL PACIFIC TRUST
          Redwood Shores Apartments

Ladies and Gentlemen:

     Reference is made to that certain Agreement of Sale (the "Purchase Agreement") dated June 12, 1996, by and between Redwood Shores Apartment Associates, Ltd. ("Seller") and Security Capital Pacific Trust ("Buyer"). The undersigned is delivering this letter to you pursuant to and in accordance with Paragraph 10 of the Purchase Agreement and this letter shall serve as Buyer's election to extend the Closing Date from July 21, 1996 to August 21, 1996.

                         Very truly yours,

                         SECURITY CAPITAL PACIFIC TRUST,
                         a Maryland real estate investment trust

                         By:  /s/ Anthony R. Arnest
                         ---------------------------------
                         By:  Anthony R. Arnest
                         Title:  V.P.

cc:  Mr. Mark Peppercorn
     Ms. Lynn Caldwell
     Mr. Scott A. Drain
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